Filed pursuant to Rule 497(e)
Registration Nos. 333-143669 and 811-22077

Prospector Funds, Inc.
Supplement dated October 7, 2014
to
Prospectus Dated April 30, 2014 and Statement of Additional Information
Dated April 30, 2014

This supplement provides information that affects the Prospectus and Statement of Additional Information of each series of Prospector Funds, Inc. (the “Company”) and should be read in conjunction with each.

Retirement of Richard P. Howard
Effective December 31, 2014, Richard Howard will retire from his position as a member of the team of portfolio managers for each of Prospector Capital Appreciation Fund and Prospector Opportunity Fund (the “Funds”), and as an Executive Vice President of the Company.  After December 31, 2014, the Funds will continue to be managed by John D. Gillespie, Kevin R. O’Brien and Jason A. Kish.

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Please retain this supplement for future reference.